UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 30, 2005

                         Touchstone Resources USA, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

          Delaware                       50228                  33-0967974
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(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)              File Number)           Identification No.)

                                  1600 Smith Street
                                      Suite 5100

                                      Houston, Texas                   77002
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                          (Address of Principal Executive Offices)   (Zip Code)

Registrant's telephone number, including area code (713) 784-1113

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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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                Section 1 - Registrant's Business and Operations

1.    Item 1.01 Entry Into a Material Definitive Agreement.

2005 Stock Incentive Plan

      On September 30, 2005, our Board of Directors adopted the Touchstone Resources USA, Inc. 2005 Stock Incentive Plan (the "Plan"). The Plan reserves 10,000,000 shares of common stock for issuance pursuant to stock options, stock appreciation rights, restricted stock awards, restricted stock units, unrestricted stock awards, and other equity based or equity related awards to employees, officers, directors, or advisors to the Company or any of our subsidiaries as well as individuals who have entered into an agreement with us under which they will be employed by the Company or any of our subsidiaries in the future. The Plan is administered by the Board of Directors (the "Board") of the Company which has full and final authority to interpret the Plan, select the persons to whom awards may be granted, and determine the amount and terms of any award. In order to comply with certain rules and regulations of the Securities and Exchange Commission or the Internal Revenue Code, the Board can delegate authority to appropriate committees of the Board. Although the Plan provides for the issuance of options that qualify as incentive stock options ("ISOs") under the Internal Revenue Code of 1986, as amended, since the Plan was not approved by our stockholders, we cannot issue ISOs unless and until we obtain the requisite shareholder approval.

      Stock options issued under the Plan have a term of no more than 10 years, an exercise price equal to at least 85% of the fair market value of our common stock on the date of grant (100% in the case of ISOs), are subject to vesting as determined by the Board, and unless otherwise determined by the Board, may not be transferred except by will, the laws of descent and distribution, or pursuant to a domestic relations order. Unless otherwise determined by the Board, awards terminate three (3) months after termination of employment or other association with the Company or one (1) year after termination due to disability, or death or retirement. In the event that termination of employment or association is for a cause, as that term is defined in the Plan, awards terminate immediately upon such termination.

      The Plan provides for immediate vesting of all options and stock appreciation rights upon the occurrence of a "Change In Control Event," unless specifically provided to the contrary in any specific option of stock appreciation right. In the event of a "Reorganization Event" (regardless of whether such event also constitutes a "Change In Control Event"), except as otherwise specifically provided to the contrary in any option or stock appreciation right, the Plan provides for all outstanding options and stock appreciation rights to either (i) be assumed by, or equivalent options or rights substituted by, the acquiring or succeeding corporation; or (ii) if the acquiring or succeeding corporation does not agree to assume or substitute for such options or rights, all then unexercised options and stock appreciation rights will become immediately exercisable in full as of a date prior to the completion of such Reorganization Event and will terminate immediately prior to the consummation of such Reorganization Event. In the event that a Reorganization Event provides for the payment of cash to the Company's stockholders, the Board may instead provide that all outstanding options and stock appreciation rights to terminate upon the consummation of such Reorganization Event and for the holders of such options and stock appreciation rights to receive a cash payment equal to the amount (if any) by which the price paid to the Company's stockholders exceeds the aggregate exercise price of such options or rights.


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      In the case of outstanding restricted stock or restricted unit awards, the
Plan provides that upon a "Change In Control Event," all restrictions applicable to such awards to automatically be deemed terminated or satisfied, except as specifically set forth to the contrary in any award. In the event of a "Reorganization Event" that is not a "Change in Control Event", the repurchase and other rights of the Company under such restricted stock or restricted unit awards shall inure to the benefit of the Company's successor and shall apply to the cash, securities or other property that the common stock was converted into or exchanged for pursuant to such Reorganization Event.

      The Plan defines "Reorganization Event" to mean: (i) any merger or consolidation of the Company with or into another entity as a result of which all of the outstanding shares of common stock are converted into or exchanged for the right to receive cash, securities or other property; or (ii) any exchange of all outstanding shares of common stock for cash, securities or other property pursuant to a share exchange transaction.

      The Plan defines a "Change in Control Event" to mean: (i) the acquisition by an individual, entity or group of 30% or more of the issued and outstanding shares of common stock of the Company or of the combined voting power of all outstanding securities of the Company unless such acquisition was directly from the Company, was acquired by an employee benefit plan of the Company, or resulted from an acquisition of the Company in which the stockholders of the Company immediately prior to the acquisition continue to own more than 50% of the Company's outstanding voting securities and no person (except for the acquiring corporation or an employee benefit plan of such entity) beneficially owns in excess of 30% of the Company's outstanding voting shares; (ii) an event as a result of which persons who were members of the Board of Directors of the Company on the date the Plan was adopted or were nominated or elected by at least a majority of such directors fail to constitute a majority of the board of directors of the Company; or (iii) a merger, consolidation, reorganization, recapitalization, share exchange or sale or other disposition of all or substantially all assets of the Company unless immediately following such transaction, the stockholders of the Company immediately prior to such transaction continue to own more than 50% of the Company's outstanding voting securities and no person (except for the acquiring corporation or an employee benefit plan of such entity) beneficially owns in excess of 30% of the Company's outstanding voting shares.

Issuance of Option to Executive Officer.

      On September 30, 2005, we issued a nonstatutory stock option under the Plan to Jerry Walrath, our Vice President Land and Project Development, to purchase 100,000 shares of common stock at an exercise price of $.96 per share, the last sales price of our common stock reported on the OTCBB on the date of grant. The options vest in equal annual installments over a four year period commencing September 1, 2005 and are otherwise subject to the terms of the Plan.

                   Section 3 - Securities And Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

      Between August 22, 2005 and October 3, 2005 we sold 4,881,126 shares of common stock and warrants to purchase an additional 2,440,564 shares of common stock for aggregate gross cash proceeds of $3,270,000 and conversion of $1,123,014 of outstanding indebtedness. The securities were sold in units consisting of two shares of our common stock and one common stock purchase warrant at a purchase price of $1.80 per unit. Each warrant is immediately exercisable into one (1) share of common stock at an exercise price of $1.50 per share for a term of three years. The exercise price of the warrants will be adjusted for stock splits, combinations, recapitalization and stock dividends. In the event of a consolidation or merger in which we are not the surviving corporation (other than a merger with a wholly owned subsidiary for the purpose of incorporating the Company in a different jurisdiction), all holders of the warrants shall be given at least fifteen (15) days notice of such transaction and shall be permitted to exercise the warrants during such fifteen (15) day period. Upon expiration of such fifteen (15) day period, the warrants shall terminate.


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      The securities were issued in a private placement transaction to a limited number of accredited investors pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 of Regulation D thereunder without payment of underwriting discounts or commissions to any person.

      We have agreed to include the shares of common stock and shares of common stock issuable upon exercise of the warrants in any registration statement (excluding registration statements on SEC Forms S-4, S-8 or any similar or successor form) we file with the Securities and Exchange Commission under the Securities Act for the purpose of registering the public sale of any of our securities.

                  Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed with this report:

Exhibit No.       Description of Exhibit
-----------       ----------------------

10.1              Touchstone Resources USA, Inc. 2005 Stock Incentive Plan

10.2 Stock Option Agreement Under The Touchstone Resources USA, Inc. 2005 Stock Incentive Plan dated September 30, 2005 issued to Jerry Walrath

10.3 Form of Warrant to Purchase Shares of Common Stock issued to Purchasers in the Offering.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Touchstone Resources USA, Inc.


Date:  October 6, 2005               By: /s/Roger Abel
                                           -----------------------
                                           Roger Abel
                                           Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.       Description of Exhibit
-----------       ----------------------

10.1              Touchstone Resources USA, Inc. 2005 Stock Incentive Plan

10.2 Stock Option Agreement Under The Touchstone Resources USA, Inc. 2005 Stock Incentive Plan dated September 30, 2005 issued to Jerry Walrath

10.3 Form of Warrant to Purchase Shares of Common Stock issued to Purchasers in the Offering.